EXHIBIT 32.1

                        CERTIFICATION OF PRINCIPAL
                       EXECUTIVE OFFICER PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report of Omega Ventures Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Hickey, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: March 30, 2007              /S/ John Hickey
                                  ----------------------------------------
                                  John Hickey, Principal Executive Officer